                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         -------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS FUND, LLC", FILED IN THIS OFFICE ON THE THIRTEENTH DAY OF MAY, A.D. 1997, AT 4 O'CLOCK P.M.













                                     [SEAL]

                                         /s/ Edward J. Freel
                                       -----------------------------------------
                                        EDWARD J. FREEL, SECRETARY OF STATE

                                        AUTHENTICATION:
                                                          06-23-00
                                                  DATE:

                                                               [LETTERHEAD]

                                SECOND AMENDMENT

                                       TO

                            CERTIFICATE OF FORMATION

                                       OF

              NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS FUND, LLC


         Nicholas-Applegate Institutional Invetors Fund, LLC, a Delaware limited liability company (the "Company"), pursuant to the Delaware Limited Liability Company Act 6 DEL. C. Section 18-202, hereby certifies that:

         The certificate of formation of this Company be amended to add
Article 6 which shall read in its entirety as follows:

         6. In accordance with the Operating Agreement of the Company, the following Series of interests in the Company have been established and designated:

              (a)  Nicholas-Applegate Global Bond Series;
              (b)  Nicholas-Applegate International Bond
                        Series;
              (c)  Nicholas-Applegate Select International
                        Bond Series;
              (d)  Nicholas-Applegate Select High Yield
                        Bond Series; and
              (e)  Nicholas-Applegate Small Cap Emerging
                        Countries Series.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed and attested by Michael Glazer, an authorized natural person, this 13th day of May, 1997.


                                            By:  /s/ Michael Glazer
                                                --------------------------------
                                                Name:  Michael Glazer
                                                Title: Authorized Person

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         -------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS FUND, LLC", FILED IN THIS OFFICE ON THE SIXTH DAY OF JULY, A.D. 1999, AT 6 O'CLOCK P.M.













                                     [SEAL]

                                         /s/ Edward J. Freel
                                       -----------------------------------------
                                        EDWARD J. FREEL, SECRETARY OF STATE

                                        AUTHENTICATION:
                                                          06-23-00
                                                  DATE:

                            CERTIFICATE OF AMENDMENT
                                       TO
                            CERTIFICATE OF FORMATION
                                       OF
              NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS FUND, LLC


         Nicholas-Applegate Institutional Investors Fund, LLC, a Delaware limited liability company (the "Company"), pursuant to the Delaware Limited Liability Company Act, 6 DEL. C. Section 18-202, hereby certifies that:

         The Certificate of Formation of this Company be amended by striking
Article 6 in its entirety and replacing it with the following:

         6. In accordance with the Operating Agreement of the Company, the following Series of interests in the Company have been established and designated:

              (a)   Nicholas-Applegate Global Bond Series;
              (b)   Nicholas-Applegate International Bond Series;
              (c)   Nicholas-Applegate Select International Bond Series;
              (d)   Nicholas-Applegate Select High Yield Bond Series;
              (e)   Nicholas-Applegate Small Cap Emerging Countries Series;
              (f)   Nicholas-Applegate Emerging Countries Series; and
              (g)   Nicholas-Applegate International Core Growth Series.

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed, this 6th day of July, 1999.


                    NICHOLAS-APPLEGATE INSTITUTIONAL
                    INVESTORS FUND, LLC

                    By:   Nicholas-Applegate Management Company, L.P.,
                          Manager
                    By: Nicholas-Applegate Capital Management Holdings, L.P., General Partner
                    By: Nicholas-Applegate Capital Management Holdings, Inc., General Partner


                          By: /s/ E. Blake Moore
                              ----------------------------
                              E. Blake Moore, Secretary

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         -------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS FUND, LLC" IS DULY FORMED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE TWENTY-THIRD DAY OF JUNE, A.D. 2000.

    AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS FUND, LLC" WAS FORMED ON THE TENTH DAY OF FEBRURARY, A.D. 1997.

    AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL TAXES HAVE BEEN PAID TO
DATE.





                                     [SEAL]

                                         /s/ Edward J. Freel
                                       -----------------------------------------
                                        EDWARD J. FREEL, SECRETARY OF STATE

                                                          0518636
                                        AUTHENTICATION:
                                                          06-23-00
                                                  DATE:

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         -------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF FORMATION OF "NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS TRUST, LLC", FILED IN THIS OFFICE ON THE TENTH DAY OF FEBRURAY, A.D. 1997, AT 5 O'CLOCK P.M.






                                     [SEAL]

                                         /s/ Edward J. Freel
                                       -----------------------------------------
                                        EDWARD J. FREEL, SECRETARY OF STATE

                                                          0519973
                                        AUTHENTICATION:
                                                          06-23-00
                                                  DATE:

                            CERTIFICATE OF FORMATION

                                       OF

             NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS TRUST, LLC

         THE UNDERSIGNED, acting as an authorized signatory pursuant to Section 18-204 of the Delaware Limited Liability Company Act (the "Delaware Act") certifies that:

          1. The name of the limited liability company is "Nicholas-Applegate Institutional Investors Trust, LLC" (the "Company").

          2. The purpose of the Company is to engage in any lawful act or activity for which a limited liability company may be organized under the Delaware Act.

          3. The address of the Company's registered office in the State of Delaware is The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of the Company's registered agent at such address is The Corporation Trust Company.

          4. In furtherance and not in limitation of the powers conferred by statute, the Company shall be governed by a limited liability company agreement.

          5. Notice is hereby given that pursuant to Section 18-215 of the Delaware Act, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any particular series of the limited liability company interests shall be enforceable against the assets of such series only and not the assets of the Company or the assets of any other series.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Nicholas-Applegate Institutional Investors Trust, LLC this 7th day of February, 1997.



                                            By: /s/ Michael Glazer
                                                --------------------------------
                                                Name:  Michael Glazer
                                                Title: Authorized Signatory

                               STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE

                         -------------------------------


    I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS TRUST, LLC", CHANGING ITS NAME FROM "NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS TRUST, LLC" TO "NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS FUND, LLC", FILED IN THIS OFFICE
ON THE THIRTEENTH DAY OF FEBRURARY, A.D. 1997, AT 9 O'CLOCK A.M.









                                     [SEAL]

                                         /s/ Edward J. Freel
                                       -----------------------------------------
                                        EDWARD J. FREEL, SECRETARY OF STATE

                                                          0519974
                                        AUTHENTICATION:
                                                          06-23-00
                                                  DATE:

                            CERTIFICATE OF AMENDMENT

                                       OF

                            CERTIFICATE OF FORMATION

                                       OF

             NICHOLAS-APPLEGATE INSTITUTIONAL INVESTORS TRUST, LLC

         Nicholas-Applegate Institutional Investors Trust, LLC, a Delaware limited liability company (the "Company"), pursuant to the Delaware Limited Liability Company Act, 6 DEL. C. Section 18-202, hereby certifies that:

         The certificate of formation of this Company be amended by striking
Article 1 in its entirety and replacing its with the following:

         1. The name of the Limited Liability Company is "Nicholas-Applegate Institutional Investors Fund, LLC".

         IN WITNESS WHEREOF, the Company has caused this certificate to be signed and attested by Michael Glazer, an authorized natural person, this 12th day of February, 1997.


                                            By: /s/ Michael Glazer
                                                --------------------------------
                                                Name:  Michael Glazer
                                                Title: Authorized Person